UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

    For the second fiscal quarter ended April 8, 2009 customer traffic and same-store sales were as follows:

Quarter ended April 8, 2009
Customer traffic	+ 7.8%
Same-store sales	+ 2.4%

(Same-store sales represent sales associated with only those restaurants in operation for at least eighteen months.)

    Management does not believe same-store sales constitute the main, exclusive, or most important metric to measure results.  However, these numbers call attention to long-term traffic trends as a pertinent gauge useful in evaluating the business.

    The Company is furnishing the information contained in this report, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC").  This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.  By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK N SHAKE COMPANY

By: /s/ Sardar Biglari
Sardar Biglari
Executive Chairman and Chief Executive Officer

Dated: April 13, 2009